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                          SCHEDULE 14A
                         (Rule 14a-101)
            INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION
   PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
             EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[  ]  Definitive Proxy Statement
[X ]  Definitive Additional Materials
[  ]  Soliciting Material Under Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                   COMMUNITY FINANCIAL CORP.
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        (Name of Registrant as Specified in its Charter)

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 (Name of Person(s) Filing Proxy Statement, if Other Than the
                         Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ] No fee required.
[   ] Fee computed on table below per Exchange Act
      Rules 14a-6(i)(1) and 0-11.

     1.     Title of each class of securities to which
transaction applies:
________________________________________________________________

     2.     Aggregate number of securities to which transaction
applies:
________________________________________________________________

     3.     Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________

     4.     Proposed maximum aggregate value of transaction:

________________________________________________________________

     5.     Total fee paid:
________________________________________________________________

[  ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount Previously Paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement No.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

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                         NEWS RELEASE
                         CONTACT:
                         Wayne H. Benson
                         President and Chief Executive Officer
                         (618) 395-8676
                         --------------------------------------
                         FOR IMMEDIATE RELEASE


               COMMUNITY FINANCIAL CORP.
OBTAINS REGULATORY APPROVAL FOR MERGER OF TWO SUBSIDIARY BANKS


     Olney, Illinois - April 25, 2000... Community Financial Corp. (Nasdaq.nms: CFIC), today announced that it has received regulatory approval for the merger of two of its subsidiary banks, The Egyptian State Bank, headquartered in Carrier Mills, Illinois, and Saline County State Bank, headquartered in Stonefort, Illinois. The merger is expected to be effective May 8, 2000.

     "This merger is part of our recently adopted Strategic Plan, and is intended to improve operating efficiencies by eliminating the expenses associated with maintaining a separate bank charter for Saline County State Bank," stated Wayne H. Benson, the President and Chief Executive Officer of Community Financial. "We intend to apply to our regulators for authority to merge additional charters over the next year to further increase operating efficiencies," said Mr. Benson.

     Community Financial Corp. is the bank holding company for Community Bank & Trust, N.A., American Bank of Illinois, Saline
County State Bank, Egyptian State Bank, and MidAmerica Bank of
St. Clair County.